                                                                     EXHIBIT 1

                                                                      WF&G DRAFT
                                                                      ----------
                                                                         8/28/97
                                                                         -------


                                  $100,000,000

                        SYSTEM SOFTWARE ASSOCIATES, INC.

                  __% CONVERTIBLE SUBORDINATED NOTES DUE 2002/1/




                             UNDERWRITING AGREEMENT
                             ----------------------

                                                              September __, 1997


HAMBRECHT & QUIST LLC,
LAZARD FRERES & CO. LLC
 As Representative of the several Underwriters
 c/o Hambrecht & Quist LLC
 One Bush Street
 San Francisco, CA 94104

Ladies and Gentlemen:

System Software Associates, Inc., a Delaware corporation (the "Company"),
                                                               -------
proposes to issue and sell $100,000,000 aggregate principal amount of its __% Convertible Subordinated Notes due 2002 (the "Firm Notes") (said $100,000,000
                                              ----------
aggregate principal amount of Firm Notes being herein called the "Underwritten
                                                                  ------------
Notes").  The Company proposes to grant to the Underwriters (as hereinafter
-----
defined) an option to purchase up to an additional $15,000,000 aggregate principal amount of such Notes (the "Option Notes" and, together with the
                                     ------------
Underwritten Notes, the "Notes").  The Notes are more fully described in the
                         -----
Registration Statement and the Prospectus hereinafter mentioned.

The Company hereby confirms the agreements made with respect to the purchase of the Notes by the several underwriters, for whom you


_______________________
/1/ Plus an option to purchase from the Company up to $15,000,000 aggregate principal amount of such Notes to cover over-allotments.

are acting as representatives (the "Representatives"), named in Schedule I
                                    --------------
hereto (collectively, the "Underwriters", which term shall also include any
                           ------------
underwriter purchasing Notes pursuant to Section 2(b) hereof). You represent
                                         ------------
and warrant that you have been authorized by each of the other Underwriters to enter into this Agreement on its behalf and to act for it in the manner herein provided.

The Notes are to be issued pursuant to the provisions of an Indenture dated as of September __, 1997 (the "Indenture") between the Company and Harris Trust and
                            -----------
Savings Bank, as trustee (the "Trustee").
                               ---------


1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each of the Underwriters as follows:

     (a) A registration statement on Form S-3 (File No. 333-31272) with respect to the Notes and the shares of Common Stock of the Company, $.0033 par value per share (the "Common Stock"), issuable upon conversion of the Notes
                           -------------
     has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended, (the "Act") and the Rules and
                                               ---
     Regulations (the "Rules and Regulations") promulgated by the Securities and
                       ---------------------
     Exchange Commission (the "Commission") under the Act and has been filed
                               ----------
     with the Commission under the Act. The Company has complied with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Act, herein referred to as the "Registration Statement," which shall be deemed to include all information
      ----------------------
     omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means (i) the form of prospectus
                                   ----------
     first filed by the Company with the Commission pursuant to Rule 424(b), or
     (ii) the
     last preliminary prospectus included in the Registration Statement filed prior to the time it becomes effective or filed pursuant to Rule 424(a) under the Act that is delivered by the Company to the Underwriters for delivery to purchasers of the Notes, together with the term sheet or abbreviated term sheet filed with the Commission pursuant to Rule 424(b)(7) of the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to the Registration
     -----------------------
     Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, as to the date of such Preliminary Prospectus or Prospectus, as the case may be, and, in the case of any reference herein to any Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rules 424(b) or 430A, and prior to the termination of the offering of the Notes by the Underwriters.

     (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When the Registration Statement becomes effective and at all times subsequent thereto up to and at the Closing Date (hereinafter defined) and any later date on which Option Notes are to be purchased, (i) the Registration Statement and Prospectus, and any amendments or supplements thereto, will conform in all material respects to the requirements of the Act and the Rules and Regulations, and (ii) neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; provided, however, that none of the representations and warranties contained in this subparagraph shall apply to information contained in or omitted from the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon, and in conformity with, (i) written information furnished to the Company by any Underwriter, directly or through you, specifically for use in the preparation thereof or (ii) that part of the Registration Statement which constitutes the statement of Eligibility and Qualification of the Trustee (Form T-1) under the Trust Indenture Act of 1939, as amended.

     (c) Except as set forth on Schedule 1(c), the Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with full power and authority (corporate and other) to own, lease and operate their properties and conduct their business as described in the Registration Statement; except for the pledge of stock of certain subsidiaries of the Company pursuant to the Amended and Restated Secured Credit Agreement, dated as of February 28, 1997 (the "Amended and Restated Credit Agreement") and the Collateral Agency
      -------------------------------------
     Agreement and security documents executed thereunder (the "Collateral
                                                                ----------
     Documents"), each among the Company, Bank of America National Trust and
     ---------
     Savings Association and the other financial institutions party thereto or as set forth on Schedule 1(c), the Company owns all of the voting stock of its subsidiaries free and clear of all liens, charges and encumbrances; the Company and each of its subsidiaries have taken all necessary or required actions in order to qualify to do business in each of the several jurisdictions in which the Company and its subsidiaries owns or leases property or conducts business, except where the failure to take any such actions, in the aggregate, would not have a material adverse effect on the business, condition (financial or otherwise), properties or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse
                                                            ----------------
     Effect"); the Company and each of its subsidiaries hold all licenses,
     ------
     certificates and permits from foreign, state, federal and other regulatory authorities which are material to the conduct of their respective businesses, all of which are valid and in full force and effect in all material respects; the Company and each of its subsidiaries are not (i) in violation of their respective charter or By-laws or (ii) except as set forth in the Prospectus, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness or in any other material lease, contract, joint venture or other agreement or instrument to which the Company or any subsidiary is a party or by which they or any of their properties may be bound or

     (iii) in violation of any law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, other than such defaults or violations which singularly or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

     (d) The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Notes to be issued and sold by the Company have been duly authorized and, when issued and paid for as contemplated herein, will be validly issued and outstanding, and valid and binding obligations of the Company, enforceable in accordance with their terms and will be entitled to the benefits of the Indenture, except (i) as may be limited by the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and (ii) as may be limited by general principles of equity, whether applied by a court of law or equity; the shares of Common Stock of the Company issuable upon conversion of the Notes have been duly authorized and reserved for issuance upon such conversion, and when issued upon conversion in accordance with the terms of the Indenture, will have been validly issued and will be fully paid and non-assessable. No person or entity holds a right to require, or participate in, the registration under the Act of the Notes or shares of Common Stock of the Company issuable upon conversion of the Notes. No person or entity has any preemptive or other right of participation or first refusal with respect to any of the Notes or the Common Stock to be issued upon conversion of the Notes or the issue or sale thereof by the Company.

          Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Notes for public offering by the
      ----
     Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect. No approval or authorization of any shareholder is required for the issuance and sale of the Notes by the Company or in order for the Company to consummate the transactions described in the Registration Statement.

      (e) The Notes and the authorized capital stock of the Company conform with the statements concerning them set forth and incorporated by reference in the Registration Statement in all material respects.

      (f) The historical consolidated financial statements of the Company and its subsidiaries, together with the related notes and schedules, included in the Registration Statement present fairly the consolidated financial position and the results of operations and cash flows of the Company and its consolidated subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting ("GAAP"), consistently applied throughout the periods involved, and all
       ----
     adjustments necessary for a fair presentation of results for such periods have been made. Except as set forth in the Registration Statement, the pro forma financial statements set forth in the Registration Statement fairly present the information required to be presented therein, and such statements meet the requirements of the Act and have been prepared in accordance with GAAP consistently applied throughout the periods involved. The summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. The Company and its subsidiaries have no material contingent obligations which are not disclosed in the Company's financial statements which are included in the Registration Statement.

      (g) The Company has full corporate power and authority to enter into this Agreement and the Indenture and to perform its obligations hereunder and thereunder (including to issue, sell and deliver the Notes and the Common Stock upon conversion of the Notes). This Agreement has been (and the Indenture will be on the Closing Date) duly authorized, executed and delivered by the Company and is (and the Indenture will be on the Closing
     Date) the legal, valid and binding agreements on the part of the Company enforceable in accordance with their respective terms, except (i) as rights to indemnity and contribution which may be limited by applicable law, (ii) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and (iii) as may be limited by general principles of equity, whether applied by a court of law or equity. The performance of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any other material lease, contract, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the property of the Company or any of its subsidiaries is bound, or (ii) the Company's or any of its subsidiaries' charters or By-laws, or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or over the properties of the Company or any of its subsidiaries.

      (h) Except as set forth in the Prospectus, there is no pending or, to the Company's knowledge, threatened action, suit, claim or proceeding against the Company, any of its subsidiaries or any of their respective officers, directors, properties, assets or rights before any court or governmental agency or body or otherwise which, if adversely determined, would reasonably be expected to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated hereby; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be described in the Prospectus or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been accurately described in all material respects in the Prospectus and/or filed as exhibits to the Registration Statement.

      (i) KPMG Peat Marwick LLP and Price Waterhouse LLP, who have examined certain of the consolidated financial statements, together with the related schedules and notes of the Company, filed with the Commission as a part of the

     Registration Statement, are independent accountants within the meaning of the Act and the Rules and Regulations.

      (j) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may be otherwise stated in the Prospectus, there has not been (i) any material adverse change in the condition (financial or otherwise), business, properties or prospects of the Company and its subsidiaries, taken as a whole, (ii) any transaction which is material to the Company and its subsidiaries, taken as a whole, except transactions in the ordinary course of business, (iii) any obligation which is material to the Company and its subsidiaries (taken as a whole), direct or contingent, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (iv)+any change which is material to the Company and its subsidiaries, taken as a whole, in the capital stock or outstanding indebtedness of the Company or its subsidiaries, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or its subsidiaries.

      (k) Except as set forth in the Registration Statement, (i) the Company and its subsidiaries have good and marketable title to all properties and assets described in the Prospectus as owned by them, free and clear of any liens, charges, encumbrances or restrictions, other than the liens granted pursuant to the Amended and Restated Credit Agreement and the Collateral Documents and such liens, charges, encumbrances or restrictions that are not significant in relation to the business of the Company and its subsidiaries when taken in the aggregate, and (ii) the material agreements to which the Company and its subsidiaries are a party are valid and enforceable by the Company and its subsidiaries (as applicable), except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and as may be limited by general principals of equity, whether applied by a court of law or equity, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements.

      (l) The Company and its subsidiaries have filed all necessary foreign, federal and state income and franchise tax returns and have paid or adequately reserved for on the Company's books all taxes shown thereon as due, and the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company or its subsidiaries which could reasonably be expected to have a Material Adverse Effect; to the Company's knowledge, all tax liabilities are adequately provided for on the books of the Company and its subsidiaries.

      (m) The Company and its subsidiaries maintain insurance of the types and in amounts generally deemed adequate for their respective business and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

      (n) To the Company's knowledge, no labor disturbance by the employees of the Company and its subsidiaries exists or is imminent.

      (o) The Company and its subsidiaries own, or possess adequate rights to use, all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights described or referred to in the Prospects as owned or used by it or which are material and necessary for the conduct of their businesses; neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations or other rights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

      (p) Neither the Company nor, to the Company's knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock or Notes to facilitate the sale or resale of the Notes.

      (q) The Company is not, and after giving effect to the issuance of the Notes will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the Company will not, as a result of the consummation of the transactions contemplated by this Agreement, be subject to regulation under said Act.

      (r) Upon the execution and delivery of the Indenture by the parties thereto, the Indenture will be duly qualified under, and conform in all material respects to the requirements of, the Trust Indenture Act of 1939, as amended.

      (s) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Securities Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in
                                  -----
     ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i)+Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
     (ii)+Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any
      ----
     liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

2.   PURCHASE OF THE NOTES BY THE UNDERWRITERS.

 (a) On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell $100,000,000 aggregate principal amount of the Underwritten Notes to the several Underwriters and each of the Underwriters agrees to purchase from the Company the principal amount of Underwritten Notes set forth opposite its name in
Schedule I hereof at a purchase price of ___% of their
----------
principal amount, plus interest, if any, subject to adjustments in accordance with paragraph (b) of this Section 2. In making this Agreement, each Underwriter
                           ---------
is contracting severally and not jointly; except as provided in paragraphs (b) and (c) of this Section 2, the agreement of each Underwriter is to purchase only
                ---------
the respective principal amount of the Underwritten Notes specified in Schedule
I.

 (b) If for any reason one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 or 8 hereof) to purchase and pay for
                                  ---------    -
the aggregate principal amount of Notes agreed to be purchased by such Underwriter or Underwriters, the Company shall immediately give notice thereof to you, and the non-defaulting Underwriters shall have the right within 24 hours after the receipt by you of such notice to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon between you and such purchasing Underwriter or Underwriters and upon the terms herein set forth, all or any portion of the aggregate principal amount of Notes which such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail so to make such arrangements with respect to all such Notes and portion, the aggregate principal amount of Notes which each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis to absorb the remaining Notes and portion which the defaulting Underwriter or Underwriters agreed to purchase; provided, however, that the non-defaulting Underwriters shall not be obligated to purchase the Notes and portion which the defaulting Underwriter or Underwriters agreed to purchase if the aggregate principal amount of such Notes exceeds 10% of the total aggregate principal amount of the Notes which all Underwriters agreed to purchase hereunder. If the aggregate principal amount of the Notes which the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two preceding sentences, the Company shall have the right, within 24 hours next succeeding the 24-hour period above referred to, to make arrangements with other underwriters or purchasers satisfactory to you for purchase of such Notes and portion on the terms herein set forth. In any such case, either you or the Company shall have the right to postpone the Closing Date determined as provided in Section 4
                                                                 ---------
hereof for not more than seven business days after the date originally fixed as the Closing Date pursuant to said Section 4 in order that any
                                  ---------
necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made. If neither the non-defaulting Underwriters nor the Company shall make arrangements within the 24-hour periods stated above for the purchase of all of the Notes which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph (b), and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

 (c) On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company grants an option to the several Underwriters to purchase, severally and not jointly, up to $15,000,000 aggregate principal amount of Option Notes from the Company at the same price per Note as the Underwriters shall pay for the Underwritten Notes. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Notes by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the thirtieth day after the date of this Agreement upon written or telegraphic notice by you to the Company setting forth the aggregate principal amount of Option Notes as to which the several Underwriters are exercising the option. Delivery of certificates for the Option Notes, and payment therefor, shall be made as provided in Section 4 hereof. The aggregate principal amount of Option
                    ---------
Notes to be purchased by each Underwriter shall be the same percentage of the aggregate principal amount of Option Notes to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Notes, as adjusted by you in such manner as you deem advisable to avoid fractional Notes.

3.   OFFERING BY UNDERWRITERS.

 (a) The terms of the initial public offering by the Underwriters of the Notes to be purchased by them shall be as set forth in the Prospectus. The Firm Notes are to be initially offered to the public at 100% of their principal amount, plus interest, if any. The Underwriters may from time to time change the public offering price after the closing of the initial public offering and increase or decrease the concessions and discounts to dealers as they may determine. To the extent, if at all, that any Option Notes are purchased pursuant to Section 2
                                                                   ---------
hereof, the Underwriters will offer them to the public on the foregoing terms.

 (b) The information set forth in the last paragraph on the front cover page and under "Underwriting" in the Registration Statement, any Preliminary Prospectus and the Prospectus relating to the Notes filed by the Company (insofar as such information relates to the Underwriters) constitutes the only information furnished by the Underwriters to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, and the Prospectus, and you on behalf of the respective Underwriters represent and warrant to the Company that the statements made therein are correct.

4.   DELIVERY OF AND PAYMENT FOR THE NOTES.

 (a) Delivery of the aggregate principal amount of the Underwritten Notes and the Option Notes (if the option granted by Section 2(c) hereof shall have been
                                           -----------
exercised not later than 9:00 A.M., Chicago time, on the business day preceding the Closing Date), and payment therefor, shall be made at the offices of Sachnoff & Weaver, Ltd., 30 South Wacker Drive, 29th Floor, Chicago, Illinois 60606-7484, at 9:00 a.m., Chicago time, on the third business day after the date of this Agreement, or at such time on such other day, not later than seven full business days after such third business day, as shall be agreed upon in writing by the Company and you. The date and hour of such delivery and payment (which may be postponed as provided in Section 2(b) hereof) are herein called the
                                ------------
"Closing Date". (As used herein, "business day" means a day on which the New
 ------------                     ------------
York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed).

 (b) If the option granted by Section 2(c) hereof shall be exercised after 9:00
                              ------------
a.m., Chicago time, on the business day preceding the Closing Date, delivery of certificates for the Option Notes, and payment therefor, shall be made at the office Sachnoff & Weaver, Ltd., 30 South Wacker Drive, 29th Floor, Chicago, Illinois 60606-7484, at 9:00 a.m., Chicago time, on the third business day after the exercise of such option (the "Option Closing Date" ).
                                  -------------------

 (c) Payment for the Notes purchased from the Company shall be made by wire transfer of immediately available funds to an account or accounts designated by the Company to the Representative within two business days prior to the Closing Date. Such payment shall be made upon delivery of the Notes to you for the respective accounts of the several Underwriters against receipt therefor signed by you. The Notes to be delivered to you shall be registered in the name of Cede & Co., as nominee of The Depository Trust Company, or at the request of you, delivered in such denominations and in such registrations as the Representative requests in writing not later than the second full business day prior to the Closing Date in the case of Underwritten Notes, and at least one business day prior to the purchase thereof, in the case of the Option Notes. Such Notes will be made available for inspection by the Company at the offices of Sachnoff & Weaver, Ltd., 30 South Wacker Drive, 29th Floor, Chicago, Illinois 60606-7484 at least one business day prior to the Closing Date or, in the case of the Option Notes, by 3:00 p.m., New York time, on the business day preceding the date of purchase.

It is understood that you, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Company for Notes to be purchased by any Underwriter whose wire shall not have been received by you on the Closing Date or any later date on which Option Notes are purchased for the account of such Underwriter. Any such payment by you shall not relieve such Underwriter from any of its obligations hereunder.

5. FURTHER AGREEMENTS OF THE COMPANY. The Company covenants and agrees as follows:

     (a) The Company will (i) prepare and timely file with the Commission under Rule 424(b) a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A and

     (ii) not file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you shall have reasonably objected in writing or which is not in compliance with the Act or the Rules and Regulations of the Commission.

     (b) The Company will promptly notify each Underwriter in the event of (i) the request by the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (iii) the institution or notice of intended institution of any action or proceeding for that purpose, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction, or (v) the receipt by it of notice of the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of such a stop order and, if such an order shall at any time be issued, to obtain the withdrawal thereof at the earliest possible moment.

     (c) The Company will (i) on or before the Closing Date, deliver to you a signed copy of the Registration Statement as originally filed and of each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a signed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless previously furnished to you) and will also deliver to you, for distribution to the Underwriters, a sufficient number of additional conformed copies of each of the foregoing (but without exhibits) so that one copy of each may be distributed to each Underwriter, (ii) as promptly as possible deliver to you and send to the several Underwriters, at such office or offices as you may designate, as many copies of the Prospectus as you may reasonably request, and (iii) thereafter from time to time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, likewise send to the Underwriters as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended prospectus, filed by the

     Company with the Commission, as you may reasonably request for the purposes contemplated by the Act.

       (d) If at any time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer any event relating to or affecting the Company, or of which the Company shall be advised in writing by you, shall occur as a result of which it is necessary, in the opinion of counsel for the Company or of counsel for the Underwriters, to supplement or amend the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser of the Notes, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time such Prospectus is delivered to such purchaser, not misleading. If, after the initial public offering of the Notes by the Underwriters and during such period, the Underwriters shall propose to vary the terms of offering thereof by reason of changes in general market conditions or otherwise, you will advise the Company in writing of the proposed variation, and, if in the opinion either of counsel for the Company or of counsel for the Underwriters such proposed variation requires that the Prospectus be supplemented or amended, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended prospectus setting forth such variation. The Company authorizes the Underwriters and all dealers to whom any of the Notes may be sold by the several Underwriters to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Notes in accordance with the applicable provisions of the Act and the applicable rules and regulations thereunder for such period.

       (e) Prior to the filing thereof with the Commission, the Company will submit to you, for your information, a copy of any post-effective amendment to the Registration Statement and any supplement to the Prospectus or any amended prospectus proposed to be filed.

       (f) The Company will cooperate, when and as requested by you, in the qualification of the Notes for offer and sale under the securities or blue sky laws of such jurisdictions as you may designate and, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, in keeping such qualifications in good standing under said securities or blue sky laws; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Notes.

       (g) During a period of five years commencing with the date hereof, the Company will furnish to you, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to stockholders of the Company and of all information, documents and reports filed with the Commission.

       (h) Not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the date hereof, the Company will make generally available to its security holders an earnings statement in accordance with Section 11(a) of the Act and Rule 158 thereunder.

       (i) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, including all costs and expenses incident to (i) the preparation, printing and filing with the Commission and the NASD of the Registration Statement, any Preliminary Prospectus and the Prospectus, (ii) the furnishing to the Underwriters of copies of any Preliminary Prospectus and of the several documents required by paragraph (c) of this Section 5 to be so furnished, (iii) the printing
                              ---------
     of this Agreement and related documents delivered to the Underwriters, (iv) the preparation, printing and filing of all supplements and amendments to the Prospectus referred to in paragraph (d) of this Section 5, (v) the
                                                         ---------
     furnishing to you and the Underwriters of the reports and information referred to in paragraph (g) of this Section 5 and (vi) the printing and issuance of the Notes, including the Trustee's fees.

       (j) The Company agrees to reimburse you, for the account of the several Underwriters, for blue sky fees and related disbursements (including counsel fees and disbursements and cost of printing memoranda for the Underwriters) paid by or for the account of the Underwriters or their counsel in qualifying the Notes under state securities or blue sky laws and in the review of the offering by the NASD.

       (k) No offering, sale, short sale or other disposition of any Common Stock of the Company or other securities convertible into or exchangeable for Common Stock or derivative of Common Stock will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of Hambrecht & Quist LLC, except that the Company may, without such consent,
     (i) issue shares to directors pursuant to the Company's restricted stock plan, (ii) grant options pursuant to the Company's existing stock option plans, and (iii) issue shares upon the exercise of options and warrants or the conversion of securities outstanding on the date of this Agreement.

       (l) The Company will use its best efforts to list, subject to notice of issuance, the Notes on The Nasdaq SmallCap Market and the Common Stock issuable upon conversion of the Notes on The Nasdaq National Market.

       (m) The Company has caused each executive officer and director of the Company and the holder of the Existing Subordinated Note to furnish to you, on or prior to the date of this Agreement, a letter or letters, in form and substance satisfactory to the Representative, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any shares of Common Stock or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for shares of Common Stock or derivative of shares of Common Stock owned by such person or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition of) for a period of 90 days after the date of this Agreement, directly or indirectly, except with the prior written consent of Hambrecht & Quist LLC ("Lockup Agreements").
       -----------------

       (n) The Company will apply the net proceeds from the sale of the Notes for the purposes set forth in the Prospectus.

       (o) The Company is familiar with the Investment Company Act of 1940, as amended, and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner to ensure that the Company was not and will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6.  INDEMNIFICATION AND CONTRIBUTION.

  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the common
                                                  ------------
law or otherwise, and the Company agrees to reimburse each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any pre-existing agreement, understanding or relationship between the Company and any other third party relating to the public offering of securities pursuant to the Registration Statement; provided, however, that (1) the indemnity agreements of the Company contained in this paragraph (a) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished as herein stated or otherwise furnished in writing to the Company by or on behalf of any Underwriter for use in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto and (2) the indemnity agreements contained in this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Notes which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Notes a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person (excluding the documents incorporated therein by reference) and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure is the result of noncompliance by the Company with paragraph (c) of Section 5 hereof. The
                                                   ---------
indemnity agreements of the Company contained in this paragraph (a) and the representations and warranties of the Company contained in Section 1 hereof
                                                           ---------
shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Notes.

  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement on his own behalf or pursuant to a power of attorney, each of its directors, each other Underwriter and each person (including each partner or officer thereof) who controls the Company or any such other Underwriter within the meaning of Section 15 of the Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Act, the Exchange Act, or the common law or otherwise and to reimburse each of them for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished as herein stated or otherwise furnished in writing to the Company by or on behalf of such indemnifying Underwriter for use in the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto. The indemnity agreement of each Underwriter contained in this paragraph (b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Notes.

(c) Each party indemnified under the provision of paragraphs (a) and (b) of this Section 6 agrees that, upon the service of a summons or other initial legal
     ---------
process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs, it will promptly give written notice (the "Notice") of such service or notification to the party or
                     ------
parties from whom indemnification may be sought hereunder. No indemnification provided for in such paragraphs shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the "Notice of Defense") to the indemnified
                                      -----------------
party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the indemnified party or parties shall be entitled to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under paragraphs (a) through (c) of this Section 6 for any legal or other expenses
                                   ---------
subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that
(A) the indemnifying party or parties shall bear the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause
(i) of the proviso to the preceding sentence and (B) the indemnifying party or parties shall bear such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

  (d)  If the indemnification provided for in this Section 6 is unavailable or
                                                   ---------
insufficient to hold harmless an indemnified party under paragraph (a) or (b) of this Section 6, then each indemnifying party, in lieu of indemnifying such
     ---------
indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) of this Section 6 (i) in such proportion as
                                            ---------
is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Notes received by the Company and the total underwriting discount received by the Underwriters, as set forth in the table on the cover page of the Prospectus, bear to the aggregate public offering price of the Notes. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

The parties agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparing to defend or defending against any action or claim which is the subject of this paragraph (d). Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Notes purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in paragraph (c) of this Section 6).
                         ---------

  (e) The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

7. TERMINATION. This Agreement may be terminated by you at any time prior to the Closing Date by giving written notice to the Company if after the date of this Agreement trading in the Company's Common Stock shall have been suspended, or if there shall have occurred (i) the engagement in hostilities or an
escalation of major hostilities by the United States or the declaration of war or a national emergency by the United States on or after the date hereof, (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change in economic or political conditions in the financial markets of the United States would, in the Underwriters' judgment, make the offering or delivery of the Notes impracticable, (iii) suspension of trading in securities generally or a material adverse decline in value of securities generally on the New York Stock Exchange, the American Stock Exchange, Nasdaq, or limitations on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange or system,
(iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or the commencement of any legal proceeding or investigation by any governmental or third party before any court, legislative body, agency or other governmental authority which in the Underwriters' opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company or the offering of the Notes, (v) declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Underwriters' opinion has a material adverse effect on the securities markets in the United States. If this Agreement shall be terminated pursuant to this Section 7, there shall be no liability of the Company to the Underwriters
     ---------
and no liability of the Underwriters to the Company; provided, however, that in the event of any such termination the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in paragraphs (i) and (j) of Section 5 hereof.
                                                  ---------

8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Notes shall be subject to the performance by the Company of all its obligations to be performed hereunder at or prior to the Closing Date, or any later date on which Option Notes are to be purchased, as the case may be, and to the following further conditions:

       (a) The Registration Statement shall have become effective; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings therefor shall be pending or threatened by the Commission.

       (b) The legality and sufficiency of the sale of the Notes hereunder and the validity and form of the security representing the Notes, all corporate proceedings and other legal matters incident to the foregoing, and the form of the Registration Statement and of the Prospectus (except as to the financial statements contained therein), shall have been approved at or prior to the Closing Date by Willkie Farr & Gallagher, counsel for the Underwriters.

       (c) The Representatives shall have received on the Closing Date and on the Option Closing Date, if any, the opinion of Sachnoff & Weaver, Ltd., counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

          (i)++Each of the Company and its subsidiaries incorporated in the United States that are identified on Schedule II hereto (the "U.S.
                                                                   ----
     Subsidiaries") is validly existing as a corporation in good standing under
     ------------
     the laws of its respective jurisdiction of incorporation;

          (ii)++The Company and each of its U.S. Subsidiaries have the requisite corporate power to own, lease and operate their respective businesses as described in the Prospectus; and the Company and each of its U.S. Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in all jurisdictions in the United States in which the Company and its U.S. Subsidiaries are required to be qualified, except where the failure so to qualify would not reasonably be expected to have a Material Adverse Effect;

          (iii)++The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein; and the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and have not, to such counsel's knowledge, been issued in violation of any preemptive right granted by the Company or any right of first refusal granted by the Company;

          (iv) Except as described in or contemplated by the Prospectus or in this Agreement, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus or in this Agreement, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, shares of Common Stock or other securities of the Company or the right to have any shares of Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company;

          (v) The Registration Statement, the Prospectus and each amendment or supplement thereto and document incorporated by reference therein comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and related schedules therein);

          (vi) Such counsel does not know of any contracts or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed, incorporated by reference or described as required, and such contracts and documents as are summarized in the Registration Statement or the

     Prospectus are accurately summarized in all material respects;

          (vii) The Company is not, and will not become, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the Investment Company Act of 1940, as amended;

          (viii)++The Indenture (i)+has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (y) as may be limited by the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and (z) as may be limited by general principles of equity, whether applied by a court of law or equity and
     (ii)+has been duly qualified under, and conforms to the requirements of, the Trust Indenture Act of 1939, as amended, in all material respects;

          (ix)++The Company has all requisite corporate power and authority to enter into this Agreement and the Indenture and to issue, sell and deliver to the Underwriters the Notes to be issued and sold by it hereunder;

          (x)++This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles, and except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and by general principles of equity, whether applied by a court of law or equity;

          (xi)++The Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to such counsel's knowledge, are contemplated under the Act;

          (xii)++The terms and provisions of the Notes and capital stock of the Company conform in all material respects to the descriptions thereof contained in the Registration Statement and Prospectus, and the information in the Prospectus under the captions "Description of Notes," "Description of the Private Offering" and "Description of Common Stock," has been reviewed by such counsel and accurately summarizes the matters described therein in all material respects;

          (xiii)++Assuming the application of the net proceeds of the offering as contemplated by the Prospectus, the performance of the Company's obligations under the Indenture and this Agreement and the consummation of the transactions contemplated herein will not result in the breach or violation of any of the terms and provisions, or constitute a default under, (a) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any material lease, contract, joint venture or other agreement or instrument to which the Company or any of its U.S. Subsidiaries is a party or by which the property of the Company or any of its U.S. Subsidiaries is bound, other than such breaches or violations that would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect, (b) the Company's or any of its U.S. Subsidiaries' charter or by-laws, (c) any applicable statute, rule or regulation, other than such breaches or violations that would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (d) to such counsel's knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company, any of its U.S. Subsidiaries or over any of their respective properties or operations;

          (xiv)++No authorization, approval or consent of any governmental authority or agency is necessary in connection with consummation of the transactions herein contemplated, except such as have been obtained under the Act or such as may be required under state or other securities or Blue Sky laws or by the NASD in connection with the purchase and distribution of the Notes by the Underwriters;

          (xv)++To such counsel's knowledge, except as described in the Prospectus, there are no legal or governmental proceedings pending or threatened of a character that are required to be disclosed in the Registration Statement by the Act or the applicable Rules and Regulations, other than those disclosed therein;

          (xvi)++To such counsel's knowledge, neither the Company nor any of its U.S. Subsidiaries is presently in breach of, or in default under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness or any other material lease, joint venture, contract, agreement or instrument to which the Company or any of its U.S. Subsidiaries is a party or by which any of their respective properties is bound, other than such breaches or defaults that would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (xvii)++The Notes, assuming they are in the form of the specimen received by such counsel, are in due and proper form; the Notes, including the Option Notes, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and when executed and authenticated in accordance with the provisions of the Indenture and delivered and paid for as contemplated by this Agreement will be validly issued and outstanding, and valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and as may be limited by general principals of equity, whether applied by a court of law or equity; the shares of Common Stock of the Company issuable upon conversion of the Notes in accordance with the terms of the Indenture will have been validly issued and will be fully paid and non-assessable; and no preemptive rights of shareholders granted by the Company exist with respect to any of the Notes (including the shares of Common Stock issuable upon conversion thereof) or the issue and sale thereof; and

          (xviii) Upon delivery of certificates for the Notes to be sold by the Company under this Agreement and the payment therefor as contemplated by this Agreement, valid marketable title to the Notes represented thereby will have been acquired by the Underwriters, free and clear of all security interests, liens, encumbrances, claims or equities whatsoever, assuming for the purpose that the Underwriters purchased the same in good faith without notice of any adverse claims.

          In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Act (but after giving effect to changes incorporated pursuant to Rule 430A under the Act), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to the Rules and Regulations and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein).

          Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the States of Illinois or the General Corporation Law of the State of Delaware upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company and of government officials, in which case their opinion is to state that they are so doing and that they have no knowledge of any material misstatement or inaccuracy in such opinions, representations or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representative of the Underwriters, and to Underwriters' counsel.

       (d) The Representatives shall have received from Willkie Farr & Gallagher, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (v), (viii), (x), (xi) and (xvii) of Paragraph
     (c) of this Section 8.  In addition to the matters set forth above, such
                 ---------
     opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Act (but after giving effect to changes incorporated pursuant to Rule 430A under the Act), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to the Rules and Regulations and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein). With respect to such statement, Willkie Farr & Gallagher may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

       (e) You shall have received, on each of the dates hereof, the Closing Date and the Option Closing Date, as the case may be, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of KPMG Peat Marwick LLP and Price Waterhouse LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus.

       (f) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Principal Financial and Accounting Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

          (i)++The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to such officer's knowledge, contemplated by the Commission.

          (ii)++Such officer does not know of any litigation instituted or threatened against the Company of a character required to be disclosed in the Registration Statement which is not so disclosed; such officer does not know of any material contract required to be filed as an exhibit to the Registration Statement which is not so filed; and the representations and warranties of the Company contained in Section 1 hereof are true and
                                            ---------
     correct as of the Closing Date or the Option Closing Date, as the case may be, in all material respects (or in all respects in the case of those representations and warranties that are already qualified as to materiality).

          (iii)++Such officer has examined the Registration Statement and the Prospectus and, in such officer's opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement, including any document incorporated by reference therein, were true and correct in all material respects, and such Registration Statement and Prospectus or any document incorporated by reference therein did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in such officer's opinion, since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

       (g) The Company shall have furnished to the Representative such further certificates and documents confirming the representations and warranties contained herein and related matters as the Representative may reasonably have requested.

       (h) The Firm Notes and Option Notes, if any, and the Common Stock issuable upon conversion of the Notes, have been approved for designation upon notice of issuance on The Nasdaq SmallCap Market and The Nasdaq National Market, respectively.

       (i) All filings required to have been made pursuant to the Rules and Regulations under the Act have been made.

       (j) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change or any development involving a prospective adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, properties, management or business prospects of the Company whether or not arising in the ordinary course of business.

       (k) The Company shall have delivered to you the Lockup Agreements.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representative and to Willkie Farr & Gallagher, counsel for the Underwriters.

In case any of the conditions specified in this Section 8 shall not be
                                                ---------
fulfilled, this Agreement may be terminated by you by giving notice to the Company. Any such termination shall be without liability of the Company to the Underwriters and without liability of the Underwriters to the Company; provided, however, that (i) in the event of such termination, the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in paragraphs (i) and (j) of Section 5 hereof, and (ii) if this Agreement is terminated by you
           ---------
because of any refusal, inability or failure on the part of the Company to perform any agreement herein, to fulfill any of the conditions herein, or to comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the transactions contemplated hereby.


9. REIMBURSEMENT OF CERTAIN EXPENSES. In addition to its other obligations under Section 6 of this Agreement, the Company hereby agrees to reimburse on a
      ---------
quarterly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph (a) of Section 6 of this Agreement, notwithstanding the absence of a
                 ---------
judicial determination as to the propriety and enforceability of the obligations under this Section 9 and the possibility that such payments might later be held
           ---------
to be improper; provided, however, that (i) to the extent any such payment is
                -----------------
ultimately held to be improper, the persons receiving such payments shall promptly refund them and (ii) such persons shall provide to the Company, upon request, reasonable assurances of their ability to effect any refund, when and if due.


10. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This agreement shall inure to the benefit of the Company and the several Underwriters and, with respect to the provisions of Section 6 hereof, the several parties (in addition to the Company
              ---------
and the several Underwriters) indemnified under the provisions of said
Section 6, and their respective personal representatives, successors and
---------
assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Notes from any of the several Underwriters.

11. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriters, shall be mailed, telecopied or delivered to Hambrecht & Quist LLC, One Bush Street, San Francisco, California 94104; and if to the Company, shall be mailed, telecopied or delivered to it at its office, System Software Associates, Inc., 500 West Madison Street, 32nd Floor, Chicago, Illinois 60661, Attention: Roger E. Covey, Chief Executive Officer. All notices given by telecopy shall be promptly confirmed by letter.

12. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of
(a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or their respective directors or officers, and (c) delivery and payment for the Notes under this Agreement; provided, however, that if this
                                            -----------------
agreement is terminated prior to the Closing Date, the provisions of paragraphs
(k) and (l) of Section 5 hereof shall be of no further force or effect.
               ---------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     Please sign and return to the Company the enclosed duplicates of this letter, whereupon this letter will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                 Very truly yours,

                                 SYSTEM SOFTWARE ASSOCIATES, INC.



                                 By:______________________________
                                   Roger E. Covey
                                   Chief Executive Officer



The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

HAMBRECHT & QUIST LLC,
LAZARD FRERES & CO. LLC
As Representatives of the several Underwriters
 By Hambrecht & Quist LLC



By __________________________
Managing Director

Acting on behalf of the several Underwriters, including themselves, named in Schedule I hereto.

                                   SCHEDULE I

                                  UNDERWRITERS

                                          PRINCIPAL AMOUNT
                                          OF FIRM
                                          NOTES
UNDERWRITER                               TO BE PURCHASED
-----------                               ------------------------
Hambrecht & Quist LLC
Lazard Freres & Co. LLC



     TOTAL..............................  $100,000,000

                                  SCHEDULE II

                               U.S. SUBSIDIARIES

                                          JURISDICTION OF
                                          ---------------
NAME                                      INCORPORATION
----                                      -------------
Astral International Corporation          Massachusetts
SSA Caribbean, Inc.                       Delaware
SSA Japan Corporation                     Delaware
SSA Pacific Rim Corporation               Delaware
System Software Associates (Japan) LLC    Delaware

                                 SCHEDULE 1(C)

                   EXCEPTIONS TO SECTION 1(C) REPRESENTATION

                             INACTIVE SUBSIDIARIES

                                          JURISDICTION OF
                                          ---------------
NAME                                      INCORPORATION
----                                      -------------
SSA North Central                         Minnesota
NofTek, N.W., Inc. d/b/a SSA              Oregon
Northwest,  Inc.
Priority Systems, Inc.                    Texas
Knight Enterprises, Inc.                  Nevada